IPAA - Florida

February 2015



Forward Looking Statements

Certain statements in this presentation and elsewhere by Miller Energy Resources, Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for additional operating losses; material weaknesses in internal control over financial reporting and the need to enhance systems, accounting, controls and reporting performance; potential limitations imposed by debt covenants under the senior credit facilities on growth and the ability to meet business objectives; debt costs under existing senior credit facilities; the ability of the lenders to redetermine the borrowing base under the First Lien RBL; Miller's ability to meet the financial and production covenants contained in the First Lien RBL and/or Second Lien Credit Facility; whether Miller is able to complete or commence its drilling projects within its expected time frame or expected budget; the ability to recover proved undeveloped reserves; whether new productive assets can be successfully acquired, integrated and exploited in the future; whether production can be established on certain leases in a timely manner before expiration; whether the work commitments can be completed as required under the terms of the Susitna Basin Exploration Licenses; Miller's experience with horizontal drilling; risks associated with the hedging of commodity prices; dependence on third party transportation facilities; concentration risk in the market for the oil and natural gas produced in Alaska; the ability to perform under the terms of its oil and gas leases and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; uncertainties related to deficiencies identified by the SEC in our Form 10-K for 2011; the impact of natural disasters on Miller's Cook Inlet Basin operations; the effect of global market conditions on the ability to obtain reasonable financing and on the prices of Miller's publicly traded equity; limitations with respect to the issuance and/or designation of additional preferred stock; litigation risks; the imprecise nature of reserve estimates; risks related to drilling dry holes or wells without commercial quantities of hydrocarbons; fluctuating oil and gas prices and the impact on results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; industry risks that may be uninsurable; the potential for shortages or increases in costs of equipment, services and qualified personnel; strong industry competition; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; the potential to incur substantial penalties and fines for noncompliance with applicable FERC administered statutes, rules, regulations and orders; new regulation on derivative instruments used to manage risk against fluctuating commodity prices; the potential impact of proposed federal, state, or local regulation regarding hydraulic fracturing; the effect that future environmental legislation could have on various costs; the impact of certain provisions included in the FY2015 U.S. federal budget on certain tax incentives and deductions Miller currently uses; that no dividends may be paid on our common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to outstanding options and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates; the effects of the change of control conversion features of the Series C and Series D Preferred Stock on a potential change of control; the junior ranking of the Series C and Series D Preferred Stock to the Series B Preferred Stock and all indebtedness; the ability to pay dividends on the Series C or Series D Preferred Stock; whether the Series C or Series D Preferred Stock is rated; the ability of the Series C or Series D Preferred Stockholders to exercise conversion rights upon a change of control; fluctuations in the market price of our Series C or Series D Preferred Stock; whether additional shares of Series C or Series D Preferred Stock or additional series of preferred stock that rank on parity with the Series C and Series D Preferred Stock are issued; the very limited voting rights held by the Series C and Series D Preferred Stockholders; the newness of the Series D Preferred Stock and the limited trading market of the Series C and Series D Preferred Stock; and risks related to the continued listing of the Series C and Series D Preferred Stock on the NYSE. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2014. Capitalized terms used above but not defined above are defined in Miller's Annual Report. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Company Snapshot

Ryder Scott Proved Reserves	~11.7MMBoe[(1)] ~$447MM[(1)]
Proved Reserves % Oil	~62%
Company Operated % of Net Production	~100%[(2)]
AK Lease and Exploratory Acre Position	~620K gross acres[(3)]



North Slope – Badami
Cook Inlet – WMRU & Redoubt
Cook Inlet – North Fork



ANCHORAGE
ConocoPhillips
Hilcorp
EXXON
Apache
EXPLORING WHAT'S POSSIBLE



Field Developments
Major Discoveries
Location Map
Kuparuk
Hilcorp
BPEX - LIBERTY 1
FIELD DISCOVERY
~120 MMBO
BADAMI FIELD
& FACILITY
EXXON
ConocoPhillips
CAELUS

(1) Source: Ryder Scott reserve report dated 07/31/14 (WTI at $98.23 and Brent at $104.94)
(2) The company does not operate Three Mile Creek, which represents less than 0.2% of proved reserves
(3) Includes ~168,000 acres under the Iniskin Peninsula exploration license, which is pending acceptance. Includes 18K acres at Badami

Value Proposition – "Enabling Investment In Alaska"

Substantial Hydrocarbon Resources

Modern Infrastructure

Alaska D&C Funding and Commodity Price Environment

Balance Sheet Simplification/Cost of Capital Efficiencies

Disciplined Capital Deployment and Operational Risk Mitigation

Increased Governance Independence and Internal Checks-and-Balances

Management / Board Alignment with Shareholders

Four Distinct Fields

	Cook Inlet, AK			North Slope, AK
	Redoubt	W. McArthur River	North Fork (NFU)	Badami (Savant)
				
Commodity Type	Oil	Oil	Gas	Oil
Net Boed	~825 Boed[1]	~1,450 Boed[1]	~1,375 Boed[1]	~600 Boed[1]
% Net Boed	20%	34%	32%	14%
P1 MMBoe	2.8 MMBoe[2]	4.9 MMBoe[2]	4.0 MMBoe[2]	NA
% P1	24%	42%	34%	NA
P2 MMBoe	0.7 MMBoe[2]	1.9 MMBoe[2]	5.9 MMBoe[2]	NA
% P2	9%	22%	69%	NA
P3MMBoe	0.5 MMBoe[2]	1.8 MMBoe[2]	9.8 MMBoe[2]	NA
% P3	4%	15%	81%	NA
Infrastructure	Osprey platform has 13 vacant well slots,3 pipelines to onshore facility rated for 25 Mbpd built by FST in early 2000s for ~$300MM	12,000 BBLS of storage and processing capacity at the West McArthur River	Two 9 mi. pipelines with 22MMcfd capacity	38.5 Mbpd processing and 50 mi. of pipelines; built by BP in 1990s for ~$300MM

(1) Approximate month to date average as of 01/22/15 using NRI percentages
(2) Ryder Scott reserve report dated 07/31/14 (WTI at $98.23 and Brent at $104.94)

Cook Inlet

Upper Cook Inlet



Legend (Cook Inlet)
Developed Acreage 25,548 Net Acres
Exploratory Acreage 563,655 Net Acres
Total Acreage 589,203 Net Acres
North Cook Inlet and Susitna
Susitna
Willow
North Alexander
Otter
Wasilla
Olson Creek
3 Mile Creek
Beluga
ConocoPhillips
Cook Inlet
Anchorage
Tutna
Tazlina
Hilcorp
Apache
Sword
ExxonMobil
Sabre
West McArthur River
Redoubt
Nikiski
Osprey

Lower Cook Inlet



Anchor Point

Iniskin Exploration License

North Fork Unit and Pipeline

North Slope



North Slope
Badami Unit and Pipeline
Miller Energy
Hilcorp
ExxonMobil
Brooks Range Petroleum
CAELUS
ConocoPhillips
bp
Pt. Thomson Unit
To Prudhoe Bay
Miller Energy
Yukon Gold/Sourdough

Total Reserves

Additional / Contingent Resources

- RU-12
- Sabre
- Sword
- Badami

P1 Reserve PV-10: $447mm



Reserve PV-10 Value ($mm)
500
450
400
350
300
250
200
150
100
50
0
176.1
39%
271.5
61%
Proved Developed
PUD

P1 Reserve Volumes: 11.7MMBoe



Total Volumes (mboe)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
5,348
46%
6,360
54%
Proved Developed
PUD

P3 Reserve PV-10: $830mm



Reserve PV-10 Value ($mm)
900
800
700
600
500
400
300
200
100
0
198.0
24%
183.6
22%
447.6
54%
P1
P2
P3

P3 Reserve Volumes: 32.2MMBoe



Total Volumes (mboe)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
12,077
37%
8,434
26%
11,708
36%
P1
P2
P3

(1) Ryder Scott reserve report dated 7/31/14 (WTI at $98.23 and Brent at $104.94)

LT Growth Avenues

Area	Options
Redoubt	• Hydraulic fracturing • Work North fault blocks
Sword	• JV / develop on-own
Sabre	• JV / develop on-own
Badami	• Sell-down
Iniskin	• JV / develop on-own
Susitna	• JV / develop on-own
AK M&A	• "Bolt-ons"
Midstream	• Create own MLP • Create a "JV AK" MLP • Sell to an MLP (cash + GP interest)

Favorable Alaskan Drilling Support and Pricing

State Drilling Support

- Through "tax credits," the state reimburses MILL in cash for 35% - 65% of its D&C costs and its carried-forward annual loss credits in the Cook Inlet area
  - Regardless of well success
  - Reimbursements applied for quarterly by MILL for D&C costs and annually for carried-forward loss
- MILL has received over 90% of its requests to-date

Attractive Commodity Pricing

- If ANS midpoint price is at least $2.285/Bbl greater than WTI, Miller receives ANS minus $4.00, otherwise Miller receives WTI minus $1.715
  - ANS typically trades at a premium / in-line with Brent
- The Company sells its gas at $6-$7/Mcf
  - Multi-year contract with a local utility
  - Industrial contract

Estimated Cash Tax Credit Receipts



$35
$30
$25
$20
$15
$10
$5
$0
$MM
$21.2
$20.6
$30.0
February
May
July

- MILL expects to receive an additional ~$72MM Cash Tax Credit Receipts in 2015
  - $21.2MM expected in early Feb.
  - $20.6MM expected in May
  - ~$30.0MM expected in July

Hedging

Hedging Summary

- Over 80% of current net oil production hedged, outstanding hedges have a MTM value of $47.8MM at 1/16/15
- The North Fork Unit has the vast majority of its gas production effectively hedged through ENSTAR and an industrial customer gas delivery contracts
  - ENSTAR at ~$7.08/Mcf with 1.5Bcf remaining as of Jan. '15
  - Industrial at ~$6.85

Current Oil Hedging Schedule



2,500
2,000
1,500
1,000
500
0
104
102
100
98
96
94
92
90
88
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Hedge Volumes Bpd
Ave Hedged Price

Oil Hedge Summary

Period	Contract Type	Crude Oil (Brent Swaps) Volumes (Mbbls)	Crude Oil (Brent Swaps) Wtd. Avg. Swap Price
Jan '15 – April '15	Swap	258.0	$97.18
FY 2016	Swap	787.6	$95.36
May '16 – Dec. '16	Swap	232.6	$93.97

New Management Approach

- Management
  - CEO: Carl Giesler appointed Sep. 2014; Scott Boruff appointed Executive Chairman
  - CFO: Search firm retained and evaluating several candidates; "right" more important than "fast"
  - Board: Haag Sherman joined as an independent director and Audit Committee Chairman; Deloy Miller resigned from board

- Drilling discipline
  - Focus on lower-risk opportunities with immediate production / cash flow potential
    - Operational / geologic risk tolerance governed by balance sheet / liquidity strength
  - Grading by cash-on-cash returns, not NAV expansion
  - Deferral of extended-reach prospects (RU-12)
  - Actively exploring JVs (Badami, Sabre)

- Balance sheet / liquidity improvement
  - Capex sharply reduced
  - Solid oil hedge protection; sell gas at $6.50+ under term contracts
  - Focused on lower-cost, lower-risk and predominantly gas-focused wells / work-overs

Path Forward

Miller Energy Resources

Immediate

- Given oil prices, "pivot" to gas
  - Sell gas at $6.50+/Mcf under term contracts
- Given balance sheet, reduce risk-profile/expense of targets
- Improve operating reliability
  - Initial grass-root North Fork well results in Feb.
  - Supplementing technical team
- Create "structural tension" in capital allocation
  - Production/cash flow growth> reserve growth
  - Mitigate mechanical-and geologic-risk
- Improve market credibility
  - Under-promise, over-deliver; explain "why" when we don't

Remainder C2015

- Maintain conservative drilling program
  - Continued gas focus at North Fork
  - Work-overs and less-risky drilling opportunities at Redoubt and Badami
- De-lever meaningfully
  - Current oil hedged 80%+ at ~$95
  - Gas term contracts at $6.50+/Mcf
  - More than $70MM in expected AK cash tax credit receipts in C2015
- Become more "investor-easy"
  - Continue progression on resolving Material Weaknesses
  - Explore changing FYE to CYE

Post C2015

- With rate dependent on oil prices, accelerate production growth
  - Redoubt: Frac and move to northern faults on Redoubt structure
  - West McArthur River: Develop Sword and Sabre
  - Badami: Continue to grow production to realize scale cost economies; develop Sourdough
- As appropriate, more efficiently capitalize substantial midstream assets

North Fork Unit



9.33 miles 6-inch
Nikolaevsk Rd
North Fork Rd
Anchor Point
Armstrong
North Fork Pad
Reg Station



34-26
32-35
14-25
23-25
22-35

Highlights

- Current capex focus given high contracted gas-prices and 50%+ expected IRRs[(1)]
- Proved, producing field with ~ 15.5K acres
  - Lower risk, on-shore drilling
- ~24 Bcf+ in Proved reserves
  - Good quality 3D seismic
- 5 incumbent wells
  - Currently producing ~8.3 MMCFD
  - Average Initial Production: > 3.5MMcfd
  - Additional infield targets, multiple PUD locations
- 100% WI, ~80% NRI
- Gas sold under term contracts at $6.50+/Mcf
  - LOE of ~$0.25/Mcf
- Company-owned Rig 37 on-location and currently drilling
  - Initial Miller grass-root well in-process with AFE at ~$9MM
  - Expect results in Feb.
- Infrastructure: Two 100%-owned ~ 9 mi. gas pipelines with ~22 Mcfd capacity

(1) Assumes average IP rate of 3.5MMcfd + (consistent with 5 incumbent wells and gas sales at $6.50/Mcf)

Redoubt Unit



Granite Point
Trading Bay
McArthur River
W. McArthur River
Middle Ground Shoal
Swanson River
Beaver Creek
Redoubt Shoal Area



Redoubt Unit





Highlights

- Proved, producing field with large four-way structure on the western side of the Cook Inlet
  - On trend with adjacent McArthur River Field (produced over ~640 MMBO – see top left map)
- Recent 3rd party OOIP report shows over 150 MMBO
  - Only produced ~3 MMBBO to date
  - Average Initial Production ~1,000 Boepd
- 100% WI, ~84% NRI
- Go-forward opportunities
  - Numerous identified work-over / new-well targets
    - 13 vacant well slots on the Osprey platform
    - Good quality 3D seismic
  - Frac: Believe fracing will significantly increase recovery of OOIP
  - Move up-structure: Currently producing from only the two southern-most of the six fault blocks
- Will resume drilling with the RU-7 side-track when oil prices justify
- Infrastructure: ~25MBPD Kustatan processing / storage facility; Osprey no-discharge platform; three sub-sea pipelines

West McArthur River Unit



River Unit
West McArthur River Unit
Trading Bay Unit
West Forelands Field
Cook Inlet



MCARTHUR RIVE
RTHUR RIVER
Sabre (Estimate 15-25 MBBS)
Sword
WMRU currently producers
08N R014W
WEST FORLAND GAS

Highlights

- Proved, producing field ~6 mi. north of Redoubt Unit
  - Like Redoubt, on trend with adjacent McArthur River Field (produced over ~640 MMBO)
- ~13.3 MMBBO recovered from WMRU to date
  - OOIP estimated at ~45+ MMBBO (excluding Sword and Sabre)
  - Implies > 20% recovery
  - Initial Production range ~650-2,000 Boepd
- 100% WI, ~83% NRI
- Go-forward opportunities
  - Additional infield targets at WMRU & Sword
    - Good quality 3D seismic
  - Large adjacent Sabre prospect
    - Estimated to hold over 40 MMBBO OOIP with significant gas potential
    - Prime JV candidate

Badami Field



Field Developments
Major Discoveries
Location Map
Milne Point
Northstar
Pt. McIntyre
Niakuk
Endicott
Alpine
Kuparuk
Prudhoe Bay
Lisburne
Tarn
TAPS
BPEX - LIBERTY 1
FIELD DISCOVERY
~120 MMBO
BADAMI FIELD
& FACILITY



Highlights

- Proved, producing field (Badami) east of Prudhoe Bay on North Slope with ~18.5K acres
  - Most easterly-located active production facility with capacity
- Explore value-accretive JV / sale of WI
- Currently producing ~1,000 Bopd gross (~600 net)
- 67.5% WI, ~60% NRI
  - Partner with ASRC, one of AK's largest employers
- Many additional infield targets identified
  - Two new wells planned for early summer
  - ~Initial Production range: ~600-900 BOPD
  - Good quality 3D seismic
- 100% WI in Sourdough exploration prospect noted to hold ~100 MMBO just south of XOM's Pt. Thompson
- Infrastructure
  - 38.5MDPD processing / storage facility; two ~25 mi. pipelines
  - Near significant 3rd party exploration acreage

Drilling Rigs

Rig	Terms	Size/Type	Location	Status	Future Plans	Mgmt. Est. Value
Rig-34	Company Owned	~750Hp, land based, ~6,000' depth	Nikiski	Stacked	Being moved to L48 for sale	~$3 million
Rig-35	Company Owned	~2,000Hp, platform based, ~21,000' depth	Osprey	Transitioning to RU-7 sidetrack	Redoubt "horse"	~$25 million
Rig-36	Company Owned	~2,400Hp, platform based, ~24,000' depth	Nikiski	Undergoing modifications to drill extended reach wells	Badami / Sabre	~$15 + million
Rig-37	Company Owned	~1,000Hp, land based, ~11,000' depth	Homer/North Fork	Located in North Fork fields	North Fork "horse"	~$10 million


Rig 35 on Osprey


Rig 36


Rig 37

Contact Information

Miller Energy Resources, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932-3425
Phone: 865-223-6575
info@millerenergyresources.com
www.millerenergyresources.com

Investor Relations
MZ Group - North America
Derek Gradwell
SVP, Natural Resources
Phone: 512-270-6990
dgradwell@mzgroup.us
www.mzgroup.us